SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 19, 2002 (Amending the Report on Form 8-K filed January 3, 2003)

Progress Software Corporation

(Exact name of registrant as specified in its charter)

Massachusetts	0-19417	04-2746201

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14 Oak Park, Bedford, MA 01730

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (781) 280-4000

(Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX
EX-23.1 CONSENT OF PRICEWATERHOUSECOOPERS LLP

Amendment No. 1 to Current Report on Form 8-K/A

     Progress Software Corporation (“Progress”) hereby amends Item 7 of its Current Report on Form 8-K, which was filed on January 3, 2003, to (i) file the required financial statements of eXcelon Corporation (“eXcelon”), which was acquired by Progress on December 19, 2002, and (ii) file the consent of PricewaterhouseCoopers LLP as Exhibit 23.1 hereto.

Item 7. Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

     The required financial statements of the business acquired are incorporated herein by reference to eXcelon’s Annual Report on Form 10-K for the year ended December 31, 2001, as amended (File No. 0-21041), and eXcelon’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2002 (File No. 0-21041).

(b)	Pro Forma Financial Information.

     Pro forma financial information will be filed by amendment to this Current Report on Form 8-K within the time allowed for such filing by Item 7(a)(4) of this Form.

(c)	Exhibits.

Exhibit
Number	Description

2.1*	Agreement and Plan of Merger, dated October 18, 2002, among Progress, Chopin Merger Sub, Inc. and eXcelon.

23.1	Consent of PricewaterhouseCoopers LLP.

*	Previously filed.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROGRESS SOFTWARE CORPORATION (Registrant)

Date: February 14, 2003	/s/ Norman R. Robertson

Norman R. Robertson Senior Vice President, Finance and Administration and Chief Financial Officer (Principal Financial Officer)

EXHIBIT INDEX

Exhibit
Number	Description

2.1*	Agreement and Plan of Merger, dated October 18, 2002, among Progress, Chopin Merger Sub, Inc. and eXcelon.

23.1	Consent of PricewaterhouseCoopers LLP.

*	Previously filed.